UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 20, 2004 (Date of earliest event reported)
Portfolio Recovery Associates, Inc. (Exact name of registrant as specified in its charter)
DE (State or other jurisdiction of incorporation)	000-50058 (Commission File Number)	75-3078675 (IRS Employer Indentification Number)
	120 Corporate Boulevard, Norfolk, Virginia (Address of principal executive offices)	23502 (Zip Code)
Registrant's telephone number, including area code: 888-772-7326

Item 7. Financial Statements and Exhibits
(c) Exhibits

99.1       Press Release of Portfolio Recovery Associates, Inc. dated April 20, 2004

Item 9. Regulation FD Disclosure

In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemd to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 20, 2004, Portfolio Recovery Associates, Inc. issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004	PORTFOLIO RECOVERY ASSOCIATES, INC. By: /s/ Kevin P. Stevenson Kevin P. Stevenson Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary